Filed Pursuant to Rule 497(e) and Rule 497(k)

Registration No.: 002-83631

VALIC COMPANY I

Global Strategy Fund

(the “Fund”)

Supplement dated November 13, 2019 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2019, as supplemented and amended to date

At an in-person meeting held on October 29, 2019 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (the “Company”) approved the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Templeton Investment Counsel, LLC (“Templeton”) as the subadviser to the equity assets of the Fund. It is currently expected that the portion of the Fund’s assets managed by Templeton will be transitioned to Franklin Advisers, Inc. (“Franklin”), an existing subadviser to the Fund, on or about January 24, 2019 (the “Effective Date”). Upon the termination of Templeton, Franklin will become the Fund’s sole subadviser. The Board also approved certain changes to the Fund’s principal investment strategies and techniques solely with respect to the equity assets of the Fund. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadvisers, principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on the Effective Date.

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The equity securities in which the Fund invests are primarily common stock. The Fund may invest in debt obligations of any maturity, such as bonds, notes, bills and debentures.

As of the Effective Date, under normal market conditions, the Fund will continue to invest in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The equity securities in which the Fund will invest, however, will primarily be common stock of large- and mid-capitalization companies included in the MSCI ACWI Index (the “Index”) and depositary receipts representing such stocks. As of September 30, 2019, the market capitalization range of the companies in the Index was approximately $61.7 million to $1 trillion. With respect to its equity securities, the Fund will seek to achieve a lower level of risk and higher risk-adjusted performance than the Index over the long term through a rules-based multi-factor selection process employed by the Fund’s subadviser. Franklin’s selection process is designed to select stocks for the Fund that will have favorable exposure to four investment style factors (commonly referred to as “smart beta”) – quality, value, momentum and low volatility. The Fund will hold 600 to 700 of the common stocks in the Index, which Franklin will select on a semi-annual basis. The investment strategies and techniques employed by Franklin with respect to the Fund’s fixed income assets will not change.

At the Meeting, the Board approved an amendment (the “Amendment”) to the Investment Sub-Advisory Agreement between VALIC and Franklin (the “Subadvisory Agreement”) with respect to the Fund, which will become effective on the Effective Date. The Amendment reduces the fees payable by VALIC under the Subadvisory Agreement. The Board also approved an Advisory Fee Waiver Agreement between VALIC and the Company, on behalf of the Fund, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive its advisory fee through September 30, 2021, so that the fee payable by the Fund to VALIC equals 0.48% of average monthly net assets on the first $500 million and 0.44% on assets over $500 million.

Once the changes to the Fund’s investment policies become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.